SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section (14)a of the Securities
                 Exchange Act of 1934 (Amendment No.       )

Filed by the registrant /*/
Filed by a party other than the registrant / /
Check the appropriate box:

/ /  Preliminary proxy statement
/*/  Definitive proxy statement
/ /  Definitive additional material
/ /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


          Dreyfus High Yield Strategies Fund
          --------------------------------------------------------
          (Name of Registrant as Specified in Its Charter)




          Dreyfus High Yield Strategies Fund
          --------------------------------------------------------
          (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

/ /  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed jon table below per Exchange Act Rules 14a-69(i)(4) and
     0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transactions applies:

     (3) Per unit price or other underlying value of transaction computed Pursuant to Exchange Act Rule 0-11:*




                     DREYFUS HIGH YIELD STRATEGIES FUND
                    ---------------------------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    ---------------------------------------

To the Shareholders of:

DREYFUS HIGH YIELD STRATEGIES FUND

    The Annual Meeting of Shareholders of Dreyfus High Yield Strategies Fund (the "Fund") will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York, on Friday, July 23, 1999 at 10:00 a.m., for the following purposes:

    1. To elect three Class I Trustees to serve for a one year term, three Class II Trustees to serve for a two year term and three Class III Trustees to serve for a three year term, and, in each case, until their successors are duly elected and qualified;

    2. To ratify the selection of KPMG LLP as independent auditors of the Fund; and

    3. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

    Shareholders of record at the close of business on May 28, 1999 will be entitled to receive notice of and to vote at the meeting.

                                               By Order of the Board

                                               Stephanie D. Pierce

                                               Assistant Secretary

New York, New York

June 2, 1999



            WE NEED YOUR PROXY VOTE IMMEDIATELY

  A SHAREHOLDER MAY THINK HIS VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE ANNUAL MEETING OF SHAREHOLDERS OF THE FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

                       DREYFUS HIGH YIELD STRATEGIES FUND

                               PROXY STATEMENT
                         ------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                       TO BE HELD ON FRIDAY, JULY 23, 1999

    This proxy statement is furnished in connection with a solicitation of proxies by the Board of Trustees of Dreyfus High Yield Strategies Fund (the "Fund") to be used at the Annual Meeting of Shareholders of the Fund, to be held on Friday, July 23, 1999 at 10:00 a.m., and at any adjournments thereof, at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Shareholders of record at the close of business on May 28, 1999 are entitled to be present and to vote at the meeting. Each share of beneficial interest of the Fund is entitled to one vote. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by another proxy or by letter or telegram directed to the Fund, which must indicate the shareholder's name. To be effective, such revocation must be received prior to the meeting. In addition, any shareholder who attends the meeting in person may vote by ballot at the meeting, thereby canceling any proxy previously given. There were 63,215,559 shares of beneficial interest of the Fund outstanding as of May 28, 1999. To the Fund's knowledge, no shareholder beneficially owned 5% or more of its outstanding shares on that date.

    Proxy materials will be mailed to shareholders of record on or about June 16, 1999. Copies of the Fund's current Annual Report have been mailed to its shareholders. The principal executive offices of the Fund are located at 200 Park Avenue, New York, New York 10166.

                         PROPOSAL 1. ELECTION OF TRUSTEES

    It is proposed that nine (9) Trustees be elected. The Board of Trustees of the Fund is divided into three classes with the terms of each of the first, second and third class expiring at the annual meeting of shareholders of the Fund in the year indicated in the table below. The individual nominees (the "Nominees") proposed for election are listed below and each has consented to being named in this proxy statement and has agreed to serve as a Trustee if elected. Biographical information about each Nominee is set forth below.

NAME OF NOMINEE, PRINCIPAL
YEAR
OCCUPATION AND BUSINESS EXPERIENCE
TRUSTEE              TERM
FOR PAST FIVE YEARS
AGE                 SINCE             EXPIRES


CLASS I:

KENNETH A. HIMMEL
52                 1998                2000

    Trustee of the Fund; President & CEO, The Palladium Company; President & CEO, Himmel and Company, Inc.; CEO, American Food Management; former Director, The Boston Company, Inc. ("TBC"), an affiliate of Dreyfus, and Boston Safe Deposit and Trust Company. Address: 625 Madison Avenue, New York, New York 10022.

STEPHEN J. LOCKWOOD
52                 1998                2000

   Trustee of the Fund; Chairman and CEO, LDG Reinsurance Corporation, Vice Chairman, HCCH. Address: 401 Edgewater Place, Wakefield, Massachusetts 01880.

BENAREE PRATT WILEY
52                 1998                2000

   Trustee of the Fund; President and CEO of The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA; Trustee, Boston College; Trustee, WGBH Educational Foundation; Trustee, Children's Hospital; Director, The Greater Boston Chamber of Commerce; Director, The First Albany Companies, Inc.; from April 1995 to March 1998, Director, TBC. Address: 334 Boylston Street, Suite 400, Boston, Massachusetts 02146.

CLASS II:

JAMES M. FITZGIBBONS
64                 1998                2001

    Trustee of the Fund; Director, Lumber Mutual Insurance Company; Director, Barrett Resources, Inc.; Chairman of the Board, Davidson Cotton Company.
Address: 40 Norfolk Road, Brookline, Massachusetts 02167.

JOHN J. SCIULLO
67                 1998                2001

    Trustee of the Fund; Dean Emeritus and Professor of Law, Duquesne University Law School; Director, Urban Redevelopment Authority of Pittsburgh; Member of Advisory Committee, Decedents Estates Laws of Pennsylvania. Address: 321 Gross Street, Pittsburgh, Pennsylvania 15224.


<PAGE 2>


NAME OF NOMINEE, PRINCIPAL
YEAR
OCCUPATION AND BUSINESS EXPERIENCE
TRUSTEE             TERM
FOR PAST FIVE YEARS
AGE                SINCE             EXPIRES


CLASS II CONTINUED

ROSLYN M. WATSON
49                 1998                2001

   Trustee of the Fund; Principal, Watson Ventures, Inc.; Director, American Express Centurion Bank; Director, Harvard/Pilgrim Community Health Plan, Inc.; Director, Massachusetts Electric Company; Director, the Hyams Foundation, Inc.
Address: 25 Braddock Park, Boston, Massachusetts 02116-5816.

CLASS III:

JOSEPH S. DIMARTINO
55                 1998                2002

   Chairman of the Board and Trustee of the Company. Since January 1995, Mr. DiMartino has served as Chairman of the Board for various funds in the Dreyfus Family of Funds. He is also a Director of The Noel Group, Inc., a venture capital company (for which, from February 1995 until November 1997, he was Chairman of the Board); The Muscular Dystrophy Association; HealthPlan Services Corporation, a provider of marketing, administrative and risk management services to health and other benefit programs; Carlyle Industries, Inc. (formerly Belding Heminway Company, Inc.), a button packager and distributor; Century Business Services, Inc. (formerly, International Alliance Services, Inc.), a provider of various outservicing functions for small and medium sized companies; and Career Blazers, Inc. (formerly Staffing Resources) a temporary placement agency. For more than five years prior to January 1995, he was President, a Director and, until August 24, 1994, Chief Operating Officer of Dreyfus and Executive Vice President and a Director of Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus. From August 1994 to December 31, 1994, he was a Director of Mellon Bank Corporation. Address: 200 Park Avenue, New York, New York 10166.

*J. TOMLINSON FORT
70                 1998                2002

   Trustee of the Fund; Of Counsel, Reed, Smith, Shaw & McClay (law firm).
Address: 204 Woodcock Drive, Pittsburgh, Pennsylvania 15215.


<PAGE 3>


NAME OF NOMINEE, PRINCIPAL
YEAR
OCCUPATION AND BUSINESS EXPERIENCE
TRUSTEE             TERM
FOR PAST FIVE YEARS
AGE               SINCE             EXPIRES


CLASS III CONTINUED

ARTHUR L. GOESCHEL
77                1998                2002

   Trustee of the Fund; Director, Calgon Carbon Corporation; Director, Cerex Corporation; former Chairman of the Board and Director, Rexene Corporation.
Address: Way Hollow Road and Woodland Road, Sewickley, Pennsylvania 15143.
----------------------------

* "Interested person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act")

    The persons named in the accompanying form of proxy intend to vote each such proxy for the election of the Nominees, unless shareholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Board member for any reason, but if that should occur prior to the meeting, the proxyholders reserve the right to substitute another person or persons of their choice as nominee or nominees.

    The Fund has an audit committee comprised of all of its Trustees of the Fund, the function of which is to routinely review financial statements and other audit-related matters as they arise throughout the year. The Fund also has a nominating committee comprised of its Trustees, the function of which is, from time to time, to nominate persons to be considered by the Board for Board member positions. The Fund does not have a standing compensation committee or any committee performing similar functions. As of May 31, 1999, Mr. DiMartino owned 50,000 shares of the Fund's Beneficial Interest, constituting less than 1% of such Fund's outstanding shares. As of such date, no other Nominee, Trustee or officer owned any shares of the Fund's beneficial interest outstanding.

    For the fiscal year ended March 31, 1999, the Fund held 8 Board and / or Committee meetings. All Trustees (except Messrs. Himmel and Lockwood) attended at least 75% of all Board and Committee meetings, as applicable, during the last fiscal year during the period the Trustee was in office. Certain information concerning the Fund's officers is also set forth in Exhibit A.

    Effective July 1, 1998 each Trustee who is not an "interested person" of the Fund as defined in the Act receives $5,000 per year plus $1,000 for each Board meeting attended and, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting. If there is a joint committee meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, The Dreyfus/Laurel Funds Trust, collectively, (the "Dreyfus/Laurel Funds") and the Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Fund. Each Trustee who is not an interested person also receives $500 for Board meetings and separate committee meetings attended that are conducted by telephone. The Fund also reimburses each Trustee who is not an "interested person" of the Fund for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). Prior to July 1, 1998, each Trustees received $1,500 per year, $250 for each Board meeting attended and was reimbursed for travel and out-of-pocket expenses.

    The Fund does not pay any other remuneration to its officers and Board members, and the Fund does not have a bonus, pension, profit-sharing or retirement plan. The Fund has adopted a Director Emeritus Program whereby a Trustee ("Director") who has served on a Dreyfus-managed fund board (or its predecessor) for a minimum of 10 years and who has reached age 72 is entitled to elect Emeritus status for each of the fund Boards on which he or she then serves. Also, upon reaching age 80 Emeritus status is mandatory. The 10-year prerequisite for service as a fund Director is waived for a Director who reaches age 80 but has not served as a Director for 10 years. Directors Emeritus are entitled to serve in such position for a maximum of 10 years and are paid 50% of the annual retainer fee and 50% of any meeting fees otherwise applicable to the Director, together with reasonable out-of-pocket expenses for each meeting

<PAGE 4>


attended, but no payments will be made under the Program if the Dreyfus/Laurel Funds aggregate net assets are below $100 million at the end of a calendar quarter. Finally, a Director Emeritus is relieved of the formal responsibilities and the potential liability that being a Director ordinarily entails. Ruth Marie Adams, Francis P. Brennan and Arch S. Jeffrey currently are Directors Emeritus.

    The aggregate amount of compensation paid to each Nominee by the Fund for the fiscal year ended March 31, 1999, and by all funds in the Dreyfus Family of Funds for which such Nominee was a Board member (the number of which is set forth in parenthesis next to each Nominee's total compensation)* for the year ended December 31, 1998, was as follows:

                                                         TOTAL
                                                      COMPENSATION
                                                      FROM FUND AND
                                   AGGREGATE          FUND COMPLEX
                                 COMPENSATION           PAID TO
NAME OF NOMINEE                 FROM THE FUND**       BOARD MEMBER

Joseph S. DiMartino                $ 11,578           $619,660 (187)

James M. Fitzgibbons               $  9,012            $60,010 (31)

J. Tomlinson Fort                  $  9,262            $59,010 (31)

Arthur L. Goeschel                 $  9,262            $61,010 (31)

Kenneth A. Himmel                  $  5,512            $50,260 (31)

Stephen J. Lockwood                $  7,512            $51,010 (31)

John J. Sciullo                    $  9,262            $59,010 (31)

Roslyn M. Watson                   $  9,262            $61,010 (31)

Benaree Pratt Wiley                $  9,262            $49,628 (31)
----------------------------------------------

     * Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Fund, for which the Nominee serves as a Board Member.

    ** Amount does not include reimbursed expenses for attending Board meetings, which amounted to $7,353.87 for all Board Members as a group.

        PROPOSAL 2. RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

    The 1940 Act requires that the Fund's independent auditors be selected by a majority of those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund; and that such selection be submitted for ratification or rejection at the Annual Meeting of Shareholders; and that the employment of such independent auditors be conditioned upon the right of the Fund, by vote of a majority of its outstanding securities at any meeting called for that purpose, to terminate such employment forthwith without penalty. The Fund's Board, including a majority of those Trustees who are not "interested persons" of the Fund, approved the selection of KPMG LLP for the fiscal year ending March 31, 2000 at a Board meeting held on April 23, 1999. Accordingly, the selection by the Fund's Board of KPMG LLP as independent auditors of the Fund for the fiscal year ending March 31, 2000 is submitted to shareholders for ratification. Apart from its fees received as independent auditors, neither KPMG LLP nor any of its partners has a direct, or material indirect, financial interest in the Fund or Dreyfus.

    KPMG LLP, a major international accounting firm, has acted as auditors of the Fund since the Fund's organization. The Fund's Board believes that the continued employment of the services of KPMG LLP for the fiscal year ending March 31, 2000 is in the best interests of the Fund.

    A representative of KPMG LLP is expected to be present at the meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.


<PAGE 5>


         THE FUND'S BOARD OF TRUSTEES, INCLUDING THE "NON-INTERESTED" TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF
                   KPMG LLP AS INDEPENDENT AUDITORS OF THE FUND.

                           VOTING INFORMATION

    If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power) or marked with an abstention (collectively, "abstentions"), the Fund's shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of quorum for the transaction of business. Under Massachusetts law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining "votes cast" on an issue.

    Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited, the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the stockholder has received the Fund's proxy statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy or by attending the meeting and voting in person.

    The Fund will bear the cost of soliciting proxies. In addition to the use of the mail, proxies may be solicited personally, by telephone, or by telegraph, or electronically and the Fund may pay persons holdings shares of the Fund in their names or those of their nominees for their expenses in sending soliciting materials to their principals.

                               OTHER MATTERS

    The Fund's Board is not aware of any other matter which may come before the meeting. However, should a matter with respect to the Fund properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matter.

    Proposals that shareholders wish to include in the Fund's proxy statement for the Fund's next Annual Meeting of Shareholders must be sent to and received by the Fund no later than February 28, 2000, at the principal executive offices of the Fund at 200 Park Avenue, New York, New York 10166, Attention: General Counsel.

    Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as the Fund's investment adviser. Diane P. Durnin was elected Vice President - Product Development of Dreyfus as of March 1, 1999. Martin G. McGuinn became a director of Dreyfus as of January 1, 1999. Theodore A. Schachar was elected Vice President-Tax of Dreyfus as of October 28, 1998. William H. Maresca was elected Controller of Dreyfus as of September 10, 1998. Richard Terres was elected Vice President of Dreyfus as of September 1, 1998. Wendy Strutt was elected Vice President of Dreyfus as of September 1, 1998. Margaret W. Chambers was elected Vice President and Secretary of the Fund as of June 15, 1998. Stephanie D. Pierce was elected Vice President and Assistant Treasurer of the Fund as of June 15, 1998. George A.Rio was elected Vice President and Assistant Treasurer of the Fund as of June 15, 1998. None of the above had any ownership of, or engaged in any transaction with respect to, the Fund's shares at the time they assumed their positions. Each of the above filed a Form 3 pursuant to Section 16(a) of the Securities Exchange Act of 1934. Ms. Durnin filed a Form 3 on March 17, 1999. Mr. McGuinn filed a Form 3 on January 11, 1999. Mr. Schachar filed a Form 3 on November 13, 1998. Messrs. Maresca and Terres and Ms. Strutt each filed a Form 3 on September 22, 1998. Ms. Chambers, Ms. Pierce and Mr. Rio each filed a Form 3 on July 22, 1998.


<PAGE 6>


                      NOTICE TO BANKS, BROKER/DEALERS AND
                      VOTING TRUSTEES AND THEIR NOMINEES

    Please advise the Fund, in care of ChaseMellon Shareholder Services, L.L.C., c/o Proxy Services Corporation, 115 Amity Street, Jersey City, New Jersey 07304, whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

Dated: June 2, 1999



<PAGE 7>


                                        EXHIBIT A

    The following sets forth information relevant to the executive officers of the Fund.

NAME AND POSITION                        PRINCIPAL OCCUPATION AND BUSINESS
WITH FUND                      AGE       EXPERIENCE FOR PAST FIVE YEARS

MARIE E. CONNOLLY
President and Treasurer         41       President, Chief Executive Officer,
                                         Chief Compliance Officer and a director
                                         of Premier Mutual Fund Services, Inc.
                                         ("Premier"), and Funds Distributor,
                                         Inc., the ultimate parent of which is
                                         Boston Institutional Group, Inc., and
                                         an officer of other investment
                                         companies advised or administered by
                                         Dreyfus.

MARGARET W. CHAMBERS
Vice President and             38        Senior Vice President and General
Secretary                                Counsel of Funds Distributor, Inc.,
                                         and an officer of other investment
                                         companies advised or administered by
                                         Dreyfus.  From August 1996 to March
                                         1998, she was Vice President and
                                         Assistant General Counsel for Loomis,
                                         Sayles & Company, L.P. From January
                                         1986 to July 1996, she was an associate
                                         with the law firm of Ropes & Gray.

STEPHANIE D. PIERCE
Vice President,                 30        Vice President and Client
Asistant Secretary                        Development and Assistant Treasurer
                                          Manager of Funds Distributor,
                                          Inc., and an officer of other
                                          investment companies advised or
                                          administered by Dreyfus. From April
                                          1997 to March 1998, she was employed
                                          as a Relationship Manager with
                                          Citibank, N.A. From August 1995 to
                                          April 1997, she was an Assistant Vice
                                          President with Hudson Valley Bank, and
                                          from September 1990 to August 1995,
                                          she was Second Vice President with
                                          Chase Manhattan Bank.

MARY A. NELSON
Vice President and              34        Vice President of Premier Mutual Fund
Assistant Treasurer                       Services, Inc. and Funds Distributor,
                                          Inc., and an officer of other
                                          investment companies advised or
                                          administered by Dreyfus.



<PAGE A-1>


NAME AND POSITION                         PRINCIPAL OCCUPATION AND BUSINESS
WITH FUND                       AGE       EXPERIENCE FOR PAST FIVE YEARS

GEORGE A. RIO
Vice President and                        Executive Vice President and Client
Assistant Treasurer              43       Service Director of Funds Distributor,
                                          Inc., and an officer of other
                                          investment companies advised or
                                          administered by Dreyfus. From June
                                          1995 to March 1998, he was Senior Vice
                                          President and Senior Key Account
                                          Manager for Putnam Mutual Funds. From
                                          May 1994 to June 1995, he was Director
                                          of Business Development for First Data
                                          Corporation.

JOSEPH F. TOWER, III
Vice President and                        Senior Vice President, Treasurer,
Assistant Treasurer              36       Chief Financial Officerand a director
                                          of Premier and Funds Distributor,
                                          Inc., and an officer of other
                                          investment companies advised or
                                          administered by Dreyfus. From July
                                          1988 to August 1994, he was employed
                                          by The Boston Company, Inc. where he
                                          held various management positions in
                                          the Corporate Finance and Treasury
                                          areas.

DOUGLAS C. CONROY
Vice President and                        Assistant Vice President of Funds
Assistant Secretary              30       Distributor, Inc., and an officer
                                          of other investment companies advised
                                          or administered by Dreyfus.  From
                                          April 1993 to January 1995, he was a
                                          Senior Fund Accountant for Investors
                                          Bank & Trust Company.

KATHLEEN K. MORRISSEY
Vice President and                        Vice President and Assistant Secretary
Assistant Secretary              26       of Funds Distributor, Inc., and an
                                          officer of other investment companies
                                          advised or administered by Dreyfus.
                                          From July 1994 to November 1995, she
                                          was a Fund Accountant for Investors
                                          Bank & Trust Company.



<PAGE A-2>


NAME AND POSITION                         PRINCIPAL OCCUPATION AND BUSINESS
WITH FUND                       AGE       EXPERIENCE FOR PAST FIVE YEARS

CHRISTOPHER J. KELLEY
Vice President and                        Vice President and Senior Associate
Assistant Secretary              34       General Counsel of Premier and Funds
                                          Distributor, Inc., and an officer of
                                          other investment companies advised or
                                          administered by Dreyfus. From April
                                          1994 to July 1996, he was Assistant
                                          Counsel at Forum Financial Group.

ELBA VASQUEZ
Vice President and                        Assistant Vice President of Funds
Assisstant Secretary             37       Distributor, Inc., and an officer of
                                          other investment companies advised or
                                          administered by Dreyfus. From March
                                          1990 to May 1996, she was employed by
                                          U.S. Trust Company of New York where
                                          she held various sales and marketing
                                          positions.


    The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.


<PAGE A-3>



PLEASE MARK BOXES IN BLUE OR BLACK INK.

Please mark

your votes as indicated in

this example

X

1. Election of Trustees.

FOR All

Nominees

WITHHOLD authority only for the Nominee(s) whose name(s) I have written to the right

WITHHOLD

authority for

ALL Nominees

Nominees for Trustee are: Class I - Kenneth A. Himmel, Stephen J. Lockwood, Benaree Pratt Wiley Class II -James M. Fitzgibbons, John J. Sciullo, Roslyn M. Watson

Class III - Joseph S. DiMartino, J. Tomlinson Fort, Arthur L. Goeschel


2.   To ratify the selection of KPMG LLP as
     independent auditors of the Fund.

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES AND WILL BE VOTED FOR ELECTION OF THE PROPOSED TRUSTEES AND FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED


Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.



Dated: _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ , 1999



 _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

Signature(s)


 _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

Signature(s)


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

                  S FOLD AND DETACH HERE  S

DREYFUS HIGH YIELD STRATEGIES FUND


PROXY


ANNUAL MEETING OF SHAREHOLDERS - JULY 23, 1999


The undersigned stockholder of Dreyfus High Yield Strategies Fund (the "Fund") hereby appoints Robert R. Mullery and Michael A. Rosenberg and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest (the "shares") of the Fund standing in the name of the undersigned at the close of business on June 1, 1999 at the Annual Meeting of Shareholders of the Fund to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York, at 10:00 on July 23, 1999, and at any and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.


(PLEASE FILL IN BOTH SIDES OF THIS CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.)

S FOLD AND DETACH HERE  S

DREYFUS HIGH YIELD STRATEGIES FUND


IMPORTANT


No matter how many shares you own, please sign, date and mail your proxy IMMEDIATELY.


To hold the meeting, a majority of the shares eligible to vote is required by law to be represented. Therefore, it is important that you vote NOW so that your Fund will not have to bear the unnecessary expense of another solicitation of proxies.


Aprxb3